                            [VAN KAMPEN FUNDS LOGO]

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

ASSET ALLOCATION PORTFOLIO
COMSTOCK PORTFOLIO
DOMESTIC INCOME PORTFOLIO
EMERGING GROWTH PORTFOLIO
ENTERPRISE PORTFOLIO
GOVERNMENT PORTFOLIO
GROWTH AND INCOME PORTFOLIO
MONEY MARKET PORTFOLIO
MORGAN STANLEY REAL ESTATE    SECURITIES PORTFOLIO
STRATEGIC STOCK PORTFOLIO
Shares of the Portfolios have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                    This prospectus is dated APRIL 30, 1999,
                      as supplemented on OCTOBER 8, 1999.

                               TABLE OF CONTENTS

Risk/Return Summaries:
  Asset Allocation Portfolio......................   3
  Comstock Portfolio..............................   5
  Domestic Income Portfolio.......................   6
  Emerging Growth Portfolio.......................   9
  Enterprise Portfolio............................  10
  Government Portfolio............................  13
  Growth and Income Portfolio.....................  15
  Money Market Portfolio..........................  17
  Morgan Stanley Real Estate Securities
     Portfolio....................................  19
  Strategic Stock Portfolio.......................  21
Life Investment Trust General Information.........  22
Investment Objectives, Policies and Risks:
  Asset Allocation Portfolio......................  23
  Comstock Portfolio..............................  24
  Domestic Income Portfolio.......................  26
  Emerging Growth Portfolio.......................  30
  Enterprise Portfolio............................  31
  Government Portfolio............................  32
  Growth and Income Portfolio.....................  36
  Money Market Portfolio..........................  37
  Morgan Stanley Real Estate Securities
     Portfolio....................................  38
  Strategic Stock Portfolio.......................  41
Investment Practices..............................  43
Investment Advisory Services......................  48
Purchase of Shares................................  52
Redemption of Shares..............................  53
Dividends, Distributions and Taxes................  53
Financial Highlights..............................  55
Appendix -- Description of Securities Ratings..... A-1


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolios, the Portfolios' investment adviser or the Portfolios' distributor. This prospectus does not constitute an offer by the Portfolios or by the Portfolios' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolios to make such an offer in such jurisdiction.

                           ASSET ALLOCATION PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Asset Allocation Portfolio is a mutual fund with an investment objective to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, investment grade intermediate- and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The composition of the Portfolio will vary from time to time to reflect the investment adviser's views on economic and market trends and the anticipated relative total investment return available from a particular type of security. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The prices of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying common stock.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Portfolio generally invests in investment grade-quality debt securities, it is subject to a lower level of credit risk than a portfolio investing more in lower-grade quality securities.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek high total investment return over the long term.

- Can withstand volatility in the value of their shares in the Portfolio.

- Wish to add to their personal investment holdings a portfolio that invests in a varying mix of equity, debt securities and money market securities seeking high total investment return.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.
                                  [BAR GRAPH]

                                                          ANNUAL RETURN
                                                          -------------
'1989'                                                        17.82
'1990'                                                         1.89
'1991'                                                        27.05
'1992'                                                         7.29
'1993'                                                         7.70
'1994'                                                        -3.66
'1995'                                                        31.36
'1996'                                                        13.87
'1997'                                                        21.81
'1998'                                                        15.67

During the ten-year period shown in the bar chart, the highest quarterly return was 11.04% (for the quarter ended December 31, 1998) and the lowest quarterly return was -7.45% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index (consisting of 500 widely held U.S. common stocks) that the Portfolio's management believes is an applicable benchmark for the Portfolio, and with the Lipper Flexible Portfolio Fund Index, an index of funds with similar investment objectives. The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1998  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen Asset
    Allocation
    Portfolio          15.67%   15.22%     13.60%
 .......................................................
    Standard & Poor's
    500-Stock Index    28.58%   24.06%     19.21%
 .......................................................
    Lipper Flexible
    Portfolio Fund
    Index              16.52%   13.59%     12.96%
 .......................................................

                               COMSTOCK PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Comstock Portfolio is a mutual fund with an investment objective to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies believed to possess the potential for capital growth and income. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

Investors who seek only long-term capital growth should be aware that the Portfolio also seeks to generate income and that capital growth is only a part of the Portfolio's overall investment objective. Similarly, investors who seek a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risks that the valuations never improve or that the returns on "value" equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long term.

- Can withstand volatility in the value of their shares of the Portfolio.

- Wish to add to their personal investment holdings a portfolio that emphasize a "value" style of investing in equity securities.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

The Comstock Portfolio had not commenced investment operations as of the date of this prospectus. Accordingly, the Portfolio had no historical annual performance or comparative performance to provide to investors.

                                DOMESTIC INCOME
                                   PORTFOLIO
                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES

The Domestic Income Portfolio is a mutual fund with a primary investment objective to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective.

                             INVESTMENT STRATEGIES

The Portfolio's investment adviser seeks to achieve the investment objectives by investing primarily in a diversified portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by Standard & Poor's ("S&P") or rated B or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the Portfolio's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P or rated Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings). The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.

                               UNDERSTANDING
                              QUALITY RATINGS

Security ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.

         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................

                                INVESTMENT RISKS

With its holdings of medium- and lower-grade securities, the Portfolio has greater risks than a portfolio owning only higher-grade securities.

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objectives.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The prices of income securities tend to fall as interest rates rise and such declines tend to be greater among securities with longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to maintain the dollar-weighted average duration of the Portfolio between four to six years. This means the Portfolio generally will be subject to greater market risk than a portfolio that owns only shorter term securities but lesser market risk than a portfolio that owns only longer term securities. Lower-grade securities, especially those with longer durations or that do not make regular interest payments, may fluctuate more in price in response to negative issuer or general economic news than higher-grade securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Portfolio may invest in securities with below investment grade credit quality, the Portfolio is subject to a higher level of credit risk than a portfolio that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. The Portfolio may incur higher expenditures to protect the Portfolio's interest in such securities. The credit risks and market prices of lower-grade securities are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than higher-grade securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Portfolio in securities with the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objectives and investment strategies, the Portfolio may be appropriate for investors who:

- Seek current income and capital appreciation over the long term.

- Are willing to take on the increased risks of medium- and lower-grade securities in exchange for potentially higher income.

- Wish to add to their personal investment holdings a portfolio that invests primarily in income securities, including medium- and lower-grade income securities.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.
                                  [BAR GRAPH]

                                                          ANNUAL RETURN
                                                          -------------
'1989'                                                        -5.44
'1990'                                                        -7.23
'1991'                                                        21.23
'1992'                                                        12.50
'1993'                                                        16.32
'1994'                                                        -4.33
'1995'                                                        21.37
'1996'                                                         6.68
'1997'                                                        11.90
'1998'                                                         6.34

During the ten-year period shown in the bar chart, the highest quarterly return was 7.16% (for the quarter ended June 30, 1995) and the lowest quarterly return was -8.33% (for the quarter ended December 31, 1989).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Index of BBB Corporate Bonds, a broad-based market index (reflecting the general performance of investment-grade corporate bonds) that the Portfolio's management believes is an applicable benchmark for the Portfolio. The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1998  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Domestic Income
    Portfolio          6.34%     8.07%      7.45%
 .......................................................
    Lehman Brothers
    Index of BBB
    Corporate Bonds    6.85%     7.96%      9.97%
 .......................................................

                                EMERGING GROWTH
                                   PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Emerging Growth Portfolio is a mutual fund with an investment objective to seek capital appreciation.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall market decline, stock prices of small- and medium-sized companies (in which the Portfolio may invest) often fluctuate more and often fall more than the prices of larger sized company stocks. It is possible that the stocks of small-and medium-sized companies will be more volatile and underperform the overall stock market. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks.

RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believes are emerging growth companies are often companies with limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of emerging growth companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term.

- Are willing to take on the increased risks of investing in emerging growth companies in exchange for potentially higher capital appreciation.

- Can withstand substantial volatility in the value of their shares of the Portfolio.

- Wish to add to their personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past three calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
'1996'                                                                           16.65
'1997'                                                                           20.42
'1998'                                                                           37.56

During the three-year period shown in the bar chart, the highest quarterly return was 28.01% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.05% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's management believes are applicable benchmarks for the portfolio: the Russell 2000 Stock Index (a small-capitalization company index) and the Standard & Poor's Midcap 400 Index (a market-value weighted index of 400 midcap domestic issues). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen
    Emerging Growth
    Portfolio          37.56%      26.31%(1)
 .............................................
    Russel 2000
    Stock Index        -2.55%      13.54%(2)
 .............................................
    Standard & Poor's
    Midcap 400 Index   19.11%      23.00%(3)
 .............................................

Inception dates: (1) 7/3/95, (2) 6/30/95, (3) 7/6/95.

                              ENTERPRISE PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Enterprise Portfolio is a mutual fund with an investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in common stocks of "growth" companies focusing on those securities believed to offer a combination of strong business fundamentals at an attractive valuation. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term.

- Do not seek current income from their investment.

- Can withstand substantial volatility in the value of their shares of the Portfolio.

- Wish to add to their personal investment holdings a portfolio that emphasizes a "growth" style of investing in common stocks.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.
                                  [BAR GRAPH]

                                                          ANNUAL RETURN
                                                          -------------
'1989'                                                        34.23
'1990'                                                        -6.84
'1991'                                                        36.41
'1992'                                                         7.48
'1993'                                                         8.98
'1994'                                                        -3.39
'1995'                                                        36.98
'1996'                                                        25.80
'1997'                                                        30.66
'1998'                                                        25.00

During the ten-year period shown in the bar chart, the highest quarterly return was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return was -16.52% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index (consisting of 500 widely held U.S. common stocks) that the Portfolio's management believes is an applicable benchmark for the Portfolio. The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1998  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Enterprise
    Portfolio          25.00%   21.95%     18.35%
 .......................................................
    Standard & Poor's
    500-Stock Index    28.58%   24.06%     19.21%
 .......................................................

                              GOVERNMENT PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Government Portfolio is a mutual fund with an investment objective to seek to provide investors with high current return consistent with preservation of capital.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions, which may subject the Portfolio to additional risks. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio will be subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities (see sidebar for an explanation of maturities and durations). The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. These securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). Additionally, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero-coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make current interest payments. Therefore, the Portfolio may be subject to greater market risk than a portfolio that does not own these types of securities.

Investments in when-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

                                   UNDERSTANDING
                                     MATURITIES

    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                 Term         Maturity Level
--------------------------------------------------
            1-3 years         Short
--------------------------------------------------
           4-10 years         Intermediate
--------------------------------------------------
   More than 10 years         Long
--------------------------------------------------

                                 UNDERSTANDING
                                    DURATION

    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests substantially all of its assets in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because property owners often refinance their mortgages when interest rates drop.

EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-related securities, if interest rates rise, property owners may prepay mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest-rate related transactions are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital.

- Wish to add to their personal investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If these sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                          ANNUAL RETURN
                                                          -------------
'1989'                                                        14.31
'1990'                                                         8.31
'1991'                                                        16.23
'1992'                                                         5.73
'1993'                                                         7.86
'1994'                                                        -4.63
'1995'                                                        17.16
'1996'                                                         2.12
'1997'                                                         9.61
'1998'                                                         8.59

During the ten-year period shown in the bar chart, the highest quarterly return was 8.13% (for the quarter ended June 30, 1989) and the lowest quarterly return was -3.98% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index, a broad-based market index (reflecting the general performance of U.S. government and mortgage-backed securities) that the Portfolio's management believes is an applicable benchmark for the Portfolio. The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past     Past 10
    December 31, 1998  1 Year   5 Years    Years
-----------------------------------------------------
    Van Kampen
    Government
    Portfolio          8.59%     6.32%     8.35%
 .....................................................
    Lehman Brothers
    Mutual Fund
    Government/Mortgage
    Index              8.72%     7.18%     9.14%
 .....................................................

                               GROWTH AND INCOME
                                   PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Growth and Income Portfolio is a mutual fund with an investment objective to seek long-term growth of capital and income.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. In selecting securities for investments the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio may invest up to

15% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

Investors who seek a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer duration. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long term.

- Can withstand volatility in the value of their shares of the Portfolio.

- Wish to add to their personal investment holding a portfolio that invests primarily in income-producing equity securities.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past two calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                           ANNUAL RETURN
                                                           -------------
'1997'                                                        23.90
'1998'                                                        19.61

During the two-year period shown in the bar chart, the highest quarterly return was 15.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.52% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index (consisting of 500 widely held U.S. common stocks) that the Portfolio's management believes is an applicable benchmark for the Portfolio, and with the Lipper Growth and Income Fund Index, an index of funds with similar investment objectives. The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of a Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen Growth
    and Income
    Portfolio          19.61%    21.30%(1)
 .............................................
    Standard & Poor's
    500-Stock Index    28.58%    29.51%(2)
 .............................................
    Lipper Growth and
    Income Fund Index  13.58%    19.38%(2)
 .............................................

Inception dates: (1) 12/23/96, (2) 12/26/96.

                                  MONEY MARKET
                                   PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Money Market Portfolio is a mutual fund with an investment objective to seek protection of capital and high current income through investments in money market instruments.

                             INVESTMENT STRATEGIES

The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests in high-quality money market instruments.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline in response to changes in market conditions, such as an increase in interest rates. Market risk is generally low for money market securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                          ANNUAL RETURN
                                                          -------------
'1989'                                                        9.13
'1990'                                                        7.83
'1991'                                                        5.60
'1992'                                                        3.36
'1993'                                                        2.66
'1994'                                                        3.71
'1995'                                                        5.46
'1996'                                                        4.89
'1997'                                                        5.06
'1998'                                                        5.02

During the ten-year period shown in the bar chart, the highest quarterly return was 2.34% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993).

Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 341-2911.

                            COMPARATIVE PERFORMANCE

The table below shows the Portfolio's performance for the past 1-year, 5-year and 10-year periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1998  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen Money
    Market Portfolio   5.02%     4.82%      5.25%
-------------------------------------------------------

                                 MORGAN STANLEY
                                  REAL ESTATE
                              SECURITIES PORTFOLIO
                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES

The Morgan Stanley Real Estate Securities Portfolio is a mutual fund with a primary investment objective to seek long-term growth of capital. Current income is a secondary investment objective.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objectives by investing at least 65% of the Portfolio's total assets in a portfolio of securities of companies operating in the real estate industry, including equity securities of real estate investment trusts ("REITs") and other securities of real estate operating companies. The Portfolio's investment adviser diversifies its investments as to issuers, property types and regions. The Portfolio's investment adviser emphasizes a bottom-up stock selection with a top-down asset allocation overlay. A company operating in the real estate industry is one that derives at least 50% of its assets, gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Besides equity securities of REITs, the Portfolio may invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade quality securities of companies operating in the real estate industry. The Portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be in the real estate industry. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

Because of the Portfolio's policy of concentrating its investments in securities of companies operating in the real estate industry, the Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general.

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objectives.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of equity securities of companies in the real estate industry may be more volatile and may not fluctuate in tandem with overall changes in the stock markets. The value of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities.

RISKS OF INVESTING IN REAL ESTATE. Because of the Portfolio's policy of concentrating its of investments in securities of companies operating in the real estate industry and because a substantial portion of the Portfolio's investments may be comprised of REITs, the Portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain federal income tax law requirements to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities, such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek to grow their capital over the long term.

- Are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry.

- Can withstand volatility in the value of their shares of the Portfolio.

- Wish to add to their personal investment holdings a portfolio that invests primarily in companies operating in the real estate industry.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investors should carefully consider the additional risks associated with the Portfolio's policy of concentrating its investments in securities of companies operating in the real estate industry. An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past three calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
'1996'                                                                           40.53
'1997'                                                                           21.47
'1998'                                                                          -11.62

During the three-year period shown in the bar chart, the highest quarterly return was 19.89% (for the quarter ended December 31, 1996) and the lowest quarterly return was -9.32% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's management believes are applicable benchmarks for the Portfolio: Standard & Poor's 500-Stock Index (consisting of 500 widely held U.S. common stocks) and the NAREIT Equity Index (reflecting the performance of a broad range of equity REITs of all property types). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Morgan Stanley
    Real Estate
    Securities
    Portfolio          -11.62%   15.09%(1)
 .............................................
    Standard & Poor's
    500-Stock Index    28.58%    28.62%(2)
 .............................................
    NAREIT Equity
    Index              -18.82%    8.40%(2)
 .............................................

Inception dates: (1) 7/3/95, (2) 6/30/95.

                                STRATEGIC STOCK
                                   PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Strategic Stock Portfolio is a mutual fund with an investment objective to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI USA Index"). The Portfolio's investment adviser buys and sells investment securities based primarily upon specific objective criteria (emphasizing dividend yield) applied to DJIA and MSCI USA Index companies. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes high dividend yielding stocks selected based upon specific objective criteria. The market value of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The ability of the Portfolio's investment holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

STYLE RISK. Securities are purchased and sold for the Portfolio based primarily upon specific objective criteria. The Portfolio's style may not be as successful in selecting the best-performing securities as other styles and may underperform the overall market.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek an above average total return through a combination of potential capital appreciation and dividend income.

- Can withstand volatility in the value of their shares in the Portfolio.

- Wish to add their personal investment holdings a portfolio that invests primarily in equity securities.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

The following chart shows the annual return of the Portfolio over the one calendar year prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
'1998'                                                                           16.51

During the one-year period shown in the bar chart, the highest quarterly return was 12.23% (for the quarter ended December 31, 1998) and the lowest quarterly return was -5.51% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's management believes are applicable benchmarks for the Portfolio: Dow Jones Industrial Average (consisting of 30 actively traded stocks of well-established, blue-chip companies) and the MSCI USA Index (achieving a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen
    Strategic Stock
    Portfolio          16.51%    16.55%(1)
 .............................................
    Dow Jones
    Industrial
    Average            18.13%    21.88%(2)
 .............................................
    MSCI
    USA Index          30.72%    32.61%(2)
 .............................................

Inception dates: (1) 11/3/97, (2) 10/31/97.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION

Van Kampen Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in eleven separate portfolios, ten portfolios (the "Portfolios") are described herein and offered pursuant to this prospectus. Each Portfolio is in effect a separate mutual fund. Each Portfolio has its own income, expenses, assets, liabilities and net asset value and each Portfolio issues its own shares. Shares of each Portfolio represent an interest only in that Portfolio. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Each Portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies as described below under "Investment Objectives and Policies." The section entitled "Investment Practices" provides further discussion of certain investment techniques, strategies or risks that are common to some or all of the Portfolios. The investment objective(s) of each Portfolio, except the Morgan Stanley Real Estate Securities Portfolio, is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to the Morgan Stanley Real Estate Securities Portfolio, the investment objectives may be changed by the Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the objectives of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree and types of risks to which each Portfolio is subject. There are risks inherent in all investments in securities; accordingly there can be no assurance that any Portfolio will achieve its investment objective(s).

                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS

                           ASSET ALLOCATION PORTFOLIO

The investment objective of the Asset Allocation Portfolio is to seek a high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate-and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accrual) and capital appreciation or depreciation. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, investment grade intermediate- and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The Portfolio's investment adviser may vary the composition of the Portfolio from time to time based upon its evaluation of economic and market trends and the anticipated relative total investment return available from a particular type of security. Accordingly, the Portfolio may, at any given time, be substantially invested in equity securities, debt securities or money market securities. Achieving the Portfolio's investment objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market.

Common stocks are equity securities of a corporation or other entity that entitle the holder to a pro rata share of the profits of a corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock or other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The common stocks in which the Portfolio invests will be primarily those of large capitalization companies with characteristics including a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. The Portfolio's investment adviser believes that companies that conform most closely to these characteristics often tend to exhibit generally consistent earnings growth. Among the types of securities in which the Portfolio may invest, the investments in common stocks generally exhibit the greatest market risk, which at times can substantially impact the market value of the Portfolio, sometimes suddenly and sharply.

The Portfolio may invest in intermediate- and long-term debt securities (including preferred stock, convertible preferred stock and convertible debt securities) which are rated at the time of purchase BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities determined by the Portfolio's investment adviser to be of comparable quality at the time of purchase. To the extent investments are made in fixed-income securities, the Portfolio will invest primarily in such securities which are rated A or better by either rating agency. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally vary inversely with changes in prevailing interest rates and generally vary more for debt securities with longer maturities. The Portfolio is not limited as to the maturities of the debt securities it may purchase and the debt securities in which the Portfolio intends to invest are those with intermediate- or longer-maturities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater price fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.

The Portfolio may invest money market securities including securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances or other obligations of certain domestic banks and repurchase agreements. Money market securities generally have low market risk and credit risk but also generally have a low potential for total investment return.

The Portfolio may invest up to 25% of its total assets, based on market value at the time of each investment, in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

Because of the fully managed approach of the Portfolio, the Portfolio's turnover rate may be greater than other portfolios and result in increased transaction costs, including higher brokerage charges, which may adversely impact the Portfolio's performance.

                               COMSTOCK PORTFOLIO

The investment objective of the Comstock Portfolio is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in equity securities, consisting principally of common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stock and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Preferred stocks and convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of preferred stocks and convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.

In selecting securities for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructurings or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, the Portfolio may be subject to greater investment risk than that assumed through investment solely in the equity securities of larger-capitalization companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                           DOMESTIC INCOME PORTFOLIO

The primary investment objective of the Domestic Income Portfolio is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio's investment adviser seeks to achieve these investment objectives by investing primarily in a diversified portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower-rated and unrated securities. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by S&P or rated B or higher by Moody's or unrated securities judged by the Portfolio's investments adviser to be of comparable quality. Securities rated BB or below by S&P or Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Lower Grade Securities" below.

In general, the prices of income securities vary inversely with interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. In general, longer-maturity income securities offer higher yields than shorter-maturity income securities, all other factors, including credit quality, being equal; however, for a given change in interest rates, longer-maturity income securities generally fluctuate more in price (gaining or losing more in value) than shorter-maturity income securities. While the Portfolio has no policy limiting the maturities of the income securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of an income security that was developed as an alternative to the concept of "term to maturity." Duration incorporates an income security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

The higher yields sought by the Portfolio are generally obtainable from securities rated in the lower categories by recognized rating services or unrated securities of comparable quality. These securities may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Lower-grade securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while securities of the same maturity and coupon with different ratings may have the same yield. See "Risks of Lower-Grade Securities" below.

In purchasing securities for the Portfolio, the investment adviser considers, among other thing, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Portfolio's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The investment adviser evaluates each individual income security for credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing solely in higher-grade securities.

The Portfolio may invest in securities not producing immediate cash income when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Portfolio's investment adviser will weigh these concerns against the expected total returns from such instruments.

The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery" below.

Although the Portfolio invests primarily in domestic income securities, the Portfolio may invest up to 25% of its total assets based on the market value at the time of investment in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

Income securities in which the Portfolio may invest include the following:

STRAIGHT INCOME SECURITIES. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date, and preferred stock, which generally has a fixed or variable dividend rate (and, unlike interest on debt securities, such dividends must be declared by the issuer's board of directors before becoming payable) and may be subject to optional or mandatory redemption provisions. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

PAY-IN-KIND INCOME SECURITIES. These pay interest in additional income securities rather than in cash.

ZERO-COUPON SECURITIES. These bear no interest obligation but are issued at adiscount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and federal income tax purposes.

ZERO-FIXED-COUPON SECURITIES. These are zero-coupon securities which convert on a specified date to interest-bearing income securities.

The Portfolio may invest in securities rated below B by both S&P and Moody's, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities. Equity securities as referred to herein do not include preferred stocks (which the Portfolio considers income securities). This limitation does not require the Portfolio to sell a portfolio security because its rating has been changed.

Securities rated below B by both S&P and Moody's often include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Securities of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio may invest in deep discount securities when the Portfolio's investment adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

A security purchased at a deep discount may pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Portfolio's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

RISKS OF LOWER-GRADE SECURITIES. Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Portfolio.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Portfolio's securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Portfolio's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Portfolio and thus in the net asset value of the Portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Portfolio's investment adviser is responsible for determining the net asset value of the Portfolio, subject to the supervision of the Portfolio's Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade securities held in the Portfolio's portfolio, the ability of the Portfolio's investment adviser to value the Portfolio's securities becomes more difficult and the investment adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data.

New or proposed laws may have an impact on the market for lower-grade securities. The Portfolio's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The Portfolio will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Portfolio's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Portfolio to dispose of a security. The Portfolio's investment adviser continuously monitors the issuers of securities held in the Portfolio. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

The table below sets forth the percentages of the Portfolio's assets invested during the fiscal year ended December 31, 1998 in the various S&P's and Moody's rating categories and in unrated securities determined by the Portfolio's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Portfolio during the 1998 fiscal year computed on a monthly basis.

                            Period Ended December 31, 1998
                                           Unrated Securities of
                       Rated Securities     Comparable Quality
                      (As a Percentage of   (As a Percentage of
    Rating Category    Portfolio Value)      Portfolio Value)
--------------------------------------------------------------------
    AAA/Aaa           2.56%                        0.00%
 ....................................................................
    AA/Aa             0.00%                        0.00%
 ....................................................................
    A/A               13.96%                       0.00%
 ....................................................................
    BBB/Baa           55.01%                       0.00%
 ....................................................................
    BB/Ba             28.47%                       0.00%
 ....................................................................
    Percentage of
    Rated and
    Unrated
    Securities        100.00%                      0.00%
 ....................................................................

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

                           EMERGING GROWTH PORTFOLIO

The investment objective of the Emerging Growth Portfolio is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often may be small- or medium-sized companies. Emerging growth companies often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special situations, such as new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Portfolio invests principally in common stocks, the Portfolio may invest to a limited extent in other securities such as preferred stocks, convertible securities and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and related options which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                              ENTERPRISE PORTFOLIO

The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in common stocks which it believes have above-average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specific formula.

In selecting securities for investment, the Portfolio will generally focus on common stocks of "growth" companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive price. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in "growth" stocks will vary and may at times be lower or higher than that of other types of funds. The market values of "growth" common stocks may be more volatile than other types of investments. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, such companies have prospects that the Portfolio's investment adviser believes are favorable for above-average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.

The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.

The Portfolio may invest up to 10% of its total assets, based on market value at the time of each investment, in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                              GOVERNMENT PORTFOLIO

The investment objective of the Government Portfolio is to seek to provide investors with high current return consistent with preservation of capital. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in other government-related securities, including privately issued mortgage-related and mortgage-backed securities not issued or directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or its instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.

The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, being equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The value of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

In order to hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sell options, futures contracts and options on such contracts and interest rate swaps or other interest rate-related transactions. By using such strategies, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such securities may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such securities. See "Interest Rate Transactions" and "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.

U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

MORTGAGE-RELATED SECURITIES. Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security).

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.

GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing stripped U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities.

The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by GNMA, FNMA, and FHLMC only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the appendix to this prospectus.

The Portfolio may invest in the principal only or interest only components of U.S. government securities. In the last few years, agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Fund to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio received no interest payment in cash on the security during the year. The Portfolio is required to distribute substantially all of its income each year and, in order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Fund.

Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. In order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Portfolio.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio will follow established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

                          GROWTH AND INCOME PORTFOLIO

The investment objective of the Growth and Income Portfolio is to seek long-term growth of capital and income. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the appendix to this prospectus.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such fluctuations generally are larger among securities with longer durations.

In selecting common stocks for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Portfolio may be subject to greater investment risk than that assumed through investment solely in the equity securities of larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                             MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to seek protection of capital and high current income through investments in money market instruments. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.

The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Portfolio's Board of Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Trust's Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Portfolio's Trustees, however, to change these policies without prior notice to shareholders.

There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The daily dividend rate paid by the Portfolio is expected to fluctuate with changes in prevailing market interest rates. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount.

The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar obligations:

OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES OR ITS INSTRUMENTALITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the appendix to this prospectus.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks and broker-dealers which involve certain risks in the event of a default by the other party. See "Investment Practices -- Repurchase Agreements" below and in the Statement of Additional Information.

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                                 MORGAN STANLEY

                        REAL ESTATE SECURITIES PORTFOLIO

The primary investment objective of the Morgan Stanley Real Estate Securities Portfolio is to seek long-term growth of capital. Current income is a secondary investment objective. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry. A company operating in the real estate industry is one that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies include, among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Because of the Portfolio's policy of concentrating its investments in real estate securities, the Portfolio may be more susceptible to economic, political or regulatory occurrences affecting the real estate industry than a portfolio without such a policy.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of companies operating in the real estate industry, including equity securities of REITs and other securities of real estate operating companies. The Portfolio's investment adviser diversifies its investments as to issuers, property types and regions. The investment adviser's approach emphasizes a bottom-up stock selection with a top-down asset allocation overlay. Besides equity securities of REITs, the Portfolio also invests in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade debt securities of real estate industry companies. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs or a combination of both. Equity REITs, which invest the majority of their assets directly in real property, derive their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgagees, derive their income primarily from interest payments. REITs are not taxed on income distributed to shareholders provided such REITs comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Portfolio invests in investment-grade debt securities (securities rated at the time of investment BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or unrated securities considered by the Portfolio's investment adviser to be of comparable quality). Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are considered to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. A more complete description of security ratings is contained in the appendix to this prospectus.

Under normal market conditions, the Portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry.

The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which also may be in the real estate industry. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

RISK FACTORS OF INVESTING IN REAL ESTATE SECURITIES. The values and return on securities of companies in the real estate industry may or may not fluctuate in tandem with the overall securities' markets. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio generally will be subject to the risks associated with investments in real estate because of its policy of concentrating in the securities of companies operating in the real estate industry. These risks include, among others: declines in the value of real estate; defaults by borrowers or tenants; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes, capital expenditures or operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; changes in interest rates; and political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio may own, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by changes in interest rates and the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified (which may increase the volatility of the REIT's value) and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Mortgage REITs, like debt securities, tend to decline in value as interest rates rise. Mortgage REITs are often more susceptible than traditional debt securities to further price declines in periods of rising interest rates because of extension risks (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security). In addition, mortgage REITs tend to benefit less than traditional debt securities when interest rates decline because underlying mortgages often get prepaid faster than expected in periods of declining interest rates. In addition, the Portfolio indirectly will bear its proportionate share of any expenses paid by the REITs in which it invests.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase and sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

                           STRATEGIC STOCK PORTFOLIO

The investment objective of the Strategic Stock Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the DJIA or in the MSCI USA Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI USA Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.

The Portfolio's investment adviser selects investment securities for the Portfolio based upon the Portfolio's strategic selection policies (the "Strategic Selection Policies") as follows:

The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI USA Index are reviewed by the Portfolio's investment adviser. Securities of companies in the financial or utility sectors and companies having securities included in the DJIA are excluded. The remaining pool of MSCI USA Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Portfolio's investment adviser also excludes MSCI USA Index securities that are in the bottom 25% of all MSCI USA Index securities measured in terms of total annual trading volume. MSCI USA Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI USA Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI USA Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Portfolio's investment adviser are added back until the number of MSCI USA Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.

At the commencement of the Portfolio's investment operations, the 20 securities so identified at that time represented the Portfolio's initial investments. Approximately monthly, the Portfolio's investment adviser employs the same Strategic Selection Policies to identify a new list of 20 strategic securities. Based on a rolling 12-month schedule, the investment adviser reviews and adjusts the oldest one-twelfth portion of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 strategic securities. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security re-evaluations and the portion of the Portfolio's assets that the Portfolio's investment adviser presently expects to re-evaluate at the end of each period, see the Statement of Additional Information.

The Portfolio's investment adviser generally seeks to allocate cash available for investment due to the sale of new shares of the Portfolio and the receipt of dividends and interest income from Portfolio investments approximately proportionately among its current list of strategic securities in the Portfolio. To the extent that the Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Portfolio's investment adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.

Application of the foregoing Strategic Selection Policies is subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Portfolio's investment adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Portfolio's investment adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.

The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of strategic securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of strategic securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Portfolio's investment adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.

The Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.

The MSCI USA Index is the property of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Portfolio particularly or the ability of the MSCI USA Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI USA Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI USA Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED

THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RISK FACTORS. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equity securities in which the Portfolio invests to declare and pay dividends and because the market value of such equity securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Portfolio's investment adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Portfolio's investment adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI USA Index.

In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or re-evaluate its investments except as periodically determined by the Portfolio's investment adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Portfolio's investment adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                              INVESTMENT PRACTICES

                             REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. No

Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.
For the purpose of investing in repurchase agreements, a Portfolio's investment adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the investment adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The investment adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and its instrumentalities) may have maturity dates exceeding one year. A Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.

                               FOREIGN SECURITIES

Each of the Portfolios listed below may invest in securities issued by foreign issuers up to the following limits:

Asset Allocation Portfolio  Up to 25% of total assets
 ..........................................................
Comstock Portfolio          Up to 15% of total assets
 ..........................................................
Domestic Income Portfolio   Up to 25% of total assets
 ..........................................................
Emerging Growth Portfolio   Up to 20% of total assets
 ..........................................................
Enterprise Portfolio        Up to 10% of total assets
 ..........................................................
Growth and Income           Up to 15% of total assets
Portfolio
 ..........................................................
Morgan Stanley Real Estate  Up to 25% of total assets
Securities Portfolio
 ..........................................................

Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., a Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

A Portfolio's investments in securities of developing or emerging markets are subject to greater risks than a Portfolio's investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Each of these Portfolios may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.

                         FOREIGN CURRENCY TRANSACTIONS

Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of the securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency.

A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

A Portfolio may attempt to hedge against changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Futures contracts are described below under the heading "Investment
Practices -- Using Options, Futures Contracts and Options in Futures Contracts." Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

                              ILLIQUID SECURITIES

Each of the Portfolios listed below may invest in illiquid securities and certain restricted securities up to the following limits:

Asset Allocation           Up to 5% of net assets
Portfolio
 ......................................................
Comstock Portfolio         Up to 10% of net assets
 ......................................................
Domestic Income            Up to 5% of net assets
Portfolio
 ......................................................
Emerging Growth            Up to 15% of net assets
Portfolio
 ......................................................
Enterprise Portfolio       Up to 5% of net assets
 ......................................................
Government Portfolio       Up to 5% of net assets
 ......................................................
Growth and Income          Up to 15% of net assets
Portfolio
 ......................................................
Money Market Portfolio     Up to 5% of net assets
 ......................................................
Morgan Stanley Real
Estate Securities          Up to 15% of net assets
Portfolio
 ......................................................
Strategic Stock            Up to 15% of net assets
Portfolio
 ......................................................

Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (excluding the Domestic Income Portfolio and the Money Market Portfolio) may use options, futures contracts or options on futures contracts in several different ways, depending upon the status of a Portfolio's portfolio securities and the investment adviser's expectations concerning the securities or currency markets.

In times of stable or rising securities' prices, the Portfolios generally seek to be fully invested. Even when the Portfolios are fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolios may also have cash on hand that has not yet been invested. The portion of a Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock or bond index futures contracts, however, the Portfolios can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolios' investment adviser forecasts a market decline, the Portfolios may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock or bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolios' investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolios could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to futures contracts, the Portfolios can engage in options (or stock or bond index options or stock or bond index futures options) to manage the Portfolios' risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolios' investment portfolio. If the market remains stable or advances, the Portfolios can refrain from exercising the put and the Portfolios will participate in the advance, having incurred only the premium cost for the put.

The Portfolios are authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures and options on securities, the Portfolios may engage in foreign currency futures and options. The Portfolios may use currency options to increase its gross income or to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a

Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolios invest are traded on U.S. and foreign exchanges or over-the-counter.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase a Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.

                  OTHER INVESTMENT PRACTICES AND RISK FACTORS

Each Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities potential relative to the respective Portfolio's investment objective has lessened or otherwise. Each Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for each Portfolio may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Portfolio's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Portfolio had lower portfolio turnover. Increases in a Portfolio's transaction costs would impact the Portfolio's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Portfolios is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, each Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Except with respect to the Money Market Portfolio, a Portfolio may not achieve its investment objective(s) if it takes a defensive position.

                                YEAR 2000 RISKS

Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Portfolios' investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Portfolios' investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Portfolios. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Portfolios may invest which, in turn, may adversely affect the net asset values of the Portfolios. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. These risks may be more acute in certain foreign countries, particularly emerging market countries. Accordingly, the Portfolios' investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                              INVESTMENT ADVISORY
                                    SERVICES

                             THE INVESTMENT ADVISER

Van Kampen Asset Management Inc. is the investment adviser for each of the Portfolios (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Portfolios (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

                           THE INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the subadviser (the "Subadviser") for the Morgan Stanley Real Estate Securities Portfolio. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser's address is 1221 Avenue of the Americas, New York, New York 10020.

                              ADVISORY AGREEMENTS

Each Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement (the "Combined Advisory Agreement") between the Adviser and the Trust, on behalf of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (the "Combined Portfolios") and under additional advisory agreements between the Adviser and the Trust on behalf of each remaining Portfolio, the Trust pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolios as follows:

-----------------------------------------

Asset Allocation Portfolio,
Domestic Income Portfolio,
Enterprise Portfolio, Government
Portfolio and Money Market
Portfolio (based upon their
combined average daily net assets)

     First $500 million...........  0.50%

     Next $500 million............  0.45%

     Over $1 billion..............  0.40%

     (The resulting fee is prorated to
     each of these Portfolios based upon
     their respective average daily net
     assets.)

Comstock Portfolio and Growth and
Income Portfolio (based upon each
Portfolio's average daily net
assets)

     First $500 million...........  0.60%

     Over $500 million............  0.55%

Emerging Growth Portfolio.........  0.70%

Morgan Stanley Real Estate
  Securities Portfolio............  1.00%

Strategic Stock Portfolio

     First $500 million...........  0.50%

     Over $500 million............  0.45%

After voluntary fee waivers applicable to certain Portfolios, each Portfolio paid the Adviser an advisory fee for the fiscal year ended December 31,

1998 at the effective rate applied to the Portfolio's average daily net assets as follows:

-----------------------------------------

Asset Allocation Portfolio........  0.38%

Comstock Portfolio................      *

Domestic Income Portfolio.........  0.01%

Emerging Growth Portfolio.........  0.32%

Enterprise Portfolio..............  0.46%

Government Portfolio..............  0.37%

Growth and Income Portfolio.......  0.26%

Money Market Portfolio............  0.11%

Morgan Stanley Real Estate
  Securities Portfolio............  1.00%

Strategic Stock Portfolio.........  0.00%

---------------
* As of December 31, 1998, the Comstock Portfolio had not commenced investment operations and, accordingly, had no assets nor paid advisory fees from which an effective rate could be derived.

Under each advisory agreement, the Portfolio reimburses the Adviser for the cost of the Portfolio's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Portfolio include service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.

For the Morgan Stanley Real Estate Securities Portfolio, the Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist the Adviser in performing its investment advisory functions. Under the Subadvisory Agreement, the Subadviser receives on an annual basis 50% of the net advisory fees received by the Adviser with respect to such Portfolio.

The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

                          PERSONAL INVESTMENT POLICIES

The Trust, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Trust, the Adviser and the Subadviser and their employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

                              PORTFOLIO MANAGEMENT

The Portfolios have different portfolio managers. Except as described below for the Morgan Stanley Real Estate Securities Portfolio, each portfolio manager is an employee of the Adviser.

ASSET ALLOCATION PORTFOLIO. The Asset Allocation Portfolio is managed by a management team headed by John Cunniff, Senior Portfolio Manager. Mr. Cunniff and Raj Wagle are responsible for allocating the Portfolio's assets between the equity and fixed-income categories. Mr. Cunniff and Tom Copper are responsible for the day-to-day management of the Portfolio's equity investments. Mr. Cunniff has been affiliated with the Portfolio since March 1996. Mr. Cunniff has been a Vice President and Director of Equity Research with the Adviser since October 1995. Prior to October 1995, Mr. Cunniff was a portfolio manager with Templeton Quantitative Advisors, a subsidiary of the Franklin Group.

Mr. Copper has been affiliated with the Portfolio since April 1999. Mr. Copper has been Vice President and Portfolio Manager of the Adviser since December 1986.

Mr. Wagle has been affiliated with the Portfolio since April 1999. Mr. Wagle has been Portfolio Manager of the Adviser since April 1999 and a Quantitative Equity Analyst of the Adviser since February 1998. Prior to November 1997, he was an Equity Analyst with Aeltus Investment Management. Prior to December 1995, he was an Equity Analyst with Oppenheimer & Company.

Kelly Gilbert manages the Portfolio's fixed-income investments and has been affiliated with the Portfolio since June 1999. Ms. Gilbert joined the Adviser and Advisory Corp. in September 1995 and became an Assistant Vice President of the Adviser and Advisory

Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a Corporate Bond Trader at ABN AMRO, N.A., a foreign owned bank.

COMSTOCK PORTFOLIO. The Comstock Portfolio is managed by a management team headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been primarily responsible for managing the Comstock Portfolio's investment portfolio since its inception. Mr. Baker has been a Senior Vice President since March 1999 and a Vice President and a Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of the Adviser.

Portfolio Managers Jason Leder and Edie Terreson have been responsible as co-managers for the day-to-day management of the Comstock Portfolio's investment portfolio since its inception. Mr. Leder has been a Vice President since March 1999 and an Assistant Vice President of the Adviser and Advisory Corp. since October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of the Adviser. Prior to February 1995, Mr. Leder was a Securities Analyst with Salomon Brothers, Inc. Prior to August 1992, Mr. Leder was a Securities Analyst with Fidelity Management and Research.

Ms. Terreson has been a Vice President since March 1999 and an Assistant Vice President of the Adviser and Advisory Corp. since December 1997. Prior to December 1997, Ms. Terreson was an Associate Portfolio Manager of the Adviser. Prior to March 1997, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with Delaware Investment Advisers. Prior to May 1996, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with J.W. Seligman & Co.

DOMESTIC INCOME PORTFOLIO. The Domestic Income Portfolio is managed by Kelly Gilbert, Vice President, and Reid Hill, Assistant Vice President, of the Adviser. Ms. Gilbert joined the Adviser and Advisory Corp. in September 1995 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a Corporate Bond Trader at ABN AMRO, N.A., a foreign owned bank.

Reid Hill joined the Adviser in 1995 and Advisory Corp. in 1992 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1998.

EMERGING GROWTH PORTFOLIO. The Emerging Growth Portfolio is managed by a management team headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been primarily responsible for managing the Portfolio since its inception. Mr. Lewis has been Senior Vice President of the Adviser since October 1995 and Advisory Corp. since June 1995. Prior to October 1995, Mr. Lewis was Vice President and Portfolio Manager of the Adviser.

Portfolio Managers Dudley Brickhouse, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Portfolio. Mr. Brickhouse has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since January 1999 and an Associate Portfolio Manager of the Adviser since September 1997. Prior to September 1997, Mr. Brickhouse was with NationsBank Investment Management. Mr. Brickhouse has been affiliated with the Portfolio since September 1997.

Ms. Luby has been Portfolio Manager and Vice President of the Adviser and Advisory Corp. since January 1999 and an Assistant Vice President of the Adviser since December 1997. Prior to January 1997, Ms. Luby was an Associate Portfolio Manager of the Adviser. Prior to July 1995, Ms. Luby was with AIM Capital Management, Inc. Ms. Luby has been affiliated with the Portfolio since January 1997.

Mr. Walker has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since January 1999 and an Assistant Vice President of the Adviser since June 1995. Prior to June 1995 Mr. Walker was a Quantitative Analyst of the Adviser. Mr. Walker has been affiliated with the Portfolio since May 1996.

ENTERPRISE PORTFOLIO. The Enterprise Portfolio is managed by a management team headed by Jeff New, Senior Portfolio Manager. Mr. New has been affiliated with the Portfolio since 1991, has assisted in co-managing the Portfolio since July 1994 and has been the Senior Portfolio Manager of the Portfolio since December 1994. Mr. New has been a Senior Vice President of the Adviser since December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, he was an Associate

Portfolio Manager of the Adviser. He joined the Adviser in 1990.

Portfolio Managers Michael Davis and Mary Jayne Maly are responsible for the day-to-day management of the Portfolio. Mr. Davis has been a Vice President and Portfolio Manager of the Adviser since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Mr. Davis has been affiliated with the Portfolio since March 1998.

Ms. Maly has been a Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at the Subadviser and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company. Ms. Maly has been affiliated with the Portfolio since July 1998.

GOVERNMENT PORTFOLIO. The Government Portfolio has been managed by John R. Reynoldson since December 1989. Mr. Reynoldson has been Senior Vice President of the Adviser since July 1991.

GROWTH AND INCOME PORTFOLIO. The Growth and Income Portfolio is managed by a management team of James A. Gilligan, Senior Portfolio Manager, Scott Carroll, Portfolio Manager and James O. Roeder, Portfolio Manager. Mr. Gilligan has been primarily responsible for managing the Portfolio's investments since the Portfolio's inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995 and of Advisory Corp. since June 1995. Prior to that time, Mr. Gilligan was Vice President and Portfolio Manager of the Adviser.

Mr. Carroll has been a Portfolio Manager of the Portfolio since July 1997 and has been employed by the Adviser and Advisory Corp. since December 1996, and a Vice President of the Adviser and Advisory Corp. since February of 1999. Prior to December 1996, Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company.

Mr. Roeder has been a Portfolio Manager of the Portfolio since May 1999 and a Vice President of the Adviser and Advisory Corp since May 1999. Prior to that time, Mr. Roeder was an analyst with Midwest Research and prior to that, an analyst with Duff & Phelps Equity Research.

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO. The Morgan Stanley Real Estate Securities Portfolio is managed by Theodore R. Bigman and Douglas A. Funke. Theodore R. Bigman joined the Subadviser in 1995 and currently is a Principal of the Subadviser and Morgan Stanley & Co. Incorporated. He has primary responsibility for managing the Subadviser's global real estate securities business. Prior to joining the Subadviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. While at CS First Boston, Mr. Bigman established and managed that firm's REIT effort, including primary responsibility for $2.5 billion of initial public offerings by REITs. Mr. Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987. Mr. Bigman has shared primary responsibility for managing the Portfolio's assets since March 1995.

Douglas A. Funke joined Morgan Stanley in 1993 as a Financial Analyst. Currently, he is Vice President of the Subadviser and Morgan Stanley & Co. Incorporated and is responsible for providing research and analytical support for the group's real estate securities investment business. Prior to joining the Subadviser, he was a member of Morgan Stanley's Interest Rate and Foreign Exchange Risk Management Group, where he assisted in the execution of more than $3 billion of structured financings and firm-related risk management projects. Mr. Funke graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science. He is a member of the National Association of Real Estate Investment Trusts and the New York Society of Securities Analysts. Mr. Funke has shared primary responsibility for managing the Portfolio's assets since January 1999.

STRATEGIC STOCK PORTFOLIO. The Strategic Stock Portfolio is managed by a management headed by John Cunniff, Senior Portfolio Manager. Mr. Cunniff has had responsibility for the Portfolio since its inception. Mr. Cunniff has been a Vice President and Director of Equity Research with the Adviser since October 1995. Prior to October 1995, Mr. Cunniff was a portfolio manager with Templeton Quantitative Advisors, a subsidiary of the Franklin Group.

Raj Wagle, Portfolio Manager, has been affiliated with the Portfolio since April 1999. Mr. Wagle has been a Portfolio Manager of the Adviser since April 1999 and Quantitative Equity Analyst since February 1998. Prior to November 1997, he was an Equity Analyst with Aeltus Investment Management. Prior to December 1995, he was an Equity Analyst with Oppenheimer & Company.

                               PURCHASE OF SHARES

The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Trust's prospectus.

The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. Each of the Trust and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE

Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for all Portfolios other than the Money Market Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.

The Money Market Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which a Portfolio's net asset value is not calculated and on which a Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Trustees.

                              REDEMPTION OF SHARES

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market values of the securities in each Portfolio are subject to daily fluctuations and the net asset value per share of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES

All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

Shares of the Money Market Portfolio and Government Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.

DIVIDENDS OF THE MONEY MARKET PORTFOLIO. The Money Market Portfolio declares income dividends each business day payable monthly. The Money Market Portfolio's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Money Market Portfolio.

DIVIDENDS AND DISTRIBUTIONS OF THE ASSET ALLOCATION PORTFOLIO, THE COMSTOCK PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO, THE MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO AND THE STRATEGIC STOCK PORTFOLIO. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed to Accounts on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net capital gains represent the excess of net long term capital gains over net short-term capital losses and any losses carried forward from prior years. Each of these Portfolios distributes any net capital gains to Accounts no less frequently than annually.

TAX STATUS OF THE PORTFOLIOS. Each Portfolio has elected to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," a Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolios are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolios will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the relevant Portfolios.

Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Accounts a written notice required by the Code designating the amount and character of any distributions made during such year. Under the Code, any distributions designated as being made from a Portfolio's net capital gains are taxable to the insurance company as long-term capital gains. Such distributions of net capital gains will be designated as capital gain dividends in a written notice to the Accounts which accompanies the distribution payments. Capital gain dividends are not eligible for the dividends received deduction. Ordinary income dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.

As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

CERTAIN INVESTMENT PRACTICES OF PORTFOLIOS. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past five years. The Comstock Portfolio had not commenced investment operations prior to December 31, 1998 and has no historical financial highlights to report. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                  Year Ended December 31,
        ASSET ALLOCATION PORTFOLIO                1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................       $11.910      $11.352      $ 11.64      $  9.99      $11.80
                                                 -------      -------      -------      -------      ------
  Net Investment Income...................          .425         .513         .482          .48         .45
  Net Realized and Unrealized Gain/Loss...         1.416        1.897        1.083       2.6425        (.89)
                                                 -------      -------      -------      -------      ------

Total from Investment Operations..........         1.841        2.410        1.565       3.1225        (.44)
                                                 -------      -------      -------      -------      ------

Less:
  Distributions from Net Investment
     Income...............................          .013         .518         .478        .4775         .45
  Distributions from Net Realized Gain....          .354        1.334        1.375         .995         .90
  Distributions in Excess of Net Realized
     Gain.................................             -            -            -            -         .02
                                                 -------      -------      -------      -------      ------

Total Distributions.......................          .367        1.852        1.853       1.4725        1.37
                                                 -------      -------      -------      -------      ------

Net Asset Value, End of the Period........       $13.384      $11.910      $11.352      $ 11.64      $ 9.99
                                                 =======      =======      =======      =======      ======

Total Return*.............................        15.67%       21.81%       13.87%       31.36%      (3.66%)
Net Assets at End of the Period (In
  millions)...............................       $  61.5      $  63.3      $  63.9      $  63.0      $ 56.6
Ratio of Expenses to Average Net
  Assets*.................................          .60%         .60%         .60%         .60%        .60%
Ratio of Net Investment Income to Average
  Net Assets*.............................         3.17%        3.86%        3.78%        3.85%       3.70%
Portfolio turnover........................           93%          58%         118%         124%        163%

*If certain expenses had not been assumed
by the Adviser, Total Return would have
been lower and the ratios would have been
as follows:
Ratio of Expenses to Average Net Assets...          .72%         .71%         .81%         .74%        .72%
Ratio of Net Investment Income to Average
  Net Assets..............................         3.05%        3.75%        3.57%        3.71%       3.58%

                                                                    Year Ended December 31,
          DOMESTIC INCOME PORTFOLIO                  1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period......      $8.252      $8.008      $ 8.21      $ 7.35      $  8.58
                                                    ------      ------      ------      ------      -------

  Net Investment Income.......................        .614        .704        .755         .71          .85
  Net Realized and Unrealized Gain/Loss.......       (.096)       .252       (.212)      .8525      (1.2275)
                                                    ------      ------      ------      ------      -------

Total from Investment Operations..............        .518        .956        .543      1.5625       (.3775)
                                                    ------      ------      ------      ------      -------

  Less Distributions from Net Investment
     Income...................................        .022        .712        .745       .7025        .8525
                                                    ------      ------      ------      ------      -------

Net Asset Value, End of the Period............      $8.748      $8.252      $8.008      $ 8.21      $  7.35
                                                    ======      ======      ======      ======      =======

Total Return*.................................       6.34%      11.90%       6.68%      21.37%       (4.33%)
Net Assets at End of the Period (In
  millions)...................................      $ 17.9      $ 17.2      $ 19.8      $ 26.6      $  21.3
Ratio of Expenses to Average Net Assets*......        .60%        .60%        .60%        .60%         .60%
Ratio of Net Investment Income to Average Net
  Assets*.....................................       7.29%       7.74%       7.97%       8.11%        8.35%

Portfolio Turnover............................         46%         78%         77%         54%          94%

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets.......       1.09%       1.05%       1.29%        .93%         .95%
Ratio of Net Investment Income to Average Net
  Assets......................................       6.80%       7.29%       7.28%       7.78%        8.00%

                                                                                         July 3, 1995
                                                                                       (Commencement of
                                                     Year Ended December 31,       Investment Operations) to
          Emerging Growth Portfolio                1998       1997       1996          December 31, 1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......    $16.450    $13.660    $ 11.72             $10.00
                                                  -------    -------    -------             ------

  Net Investment Loss.........................      (.014)     (.007)     (.016)              (.08)
  Net Realized and Unrealized Gain............      6.186      2.797      1.956               1.80
                                                  -------    -------    -------             ------

Total from Investment Operations..............      6.172      2.790      1.940               1.72
  Less Distributions in Excess of Net
     Investment Income........................       .007        -0-        -0-                -0-
                                                  -------    -------    -------             ------

Net Asset Value, End of the Period............    $22.615    $16.450    $13.660             $11.72
                                                  =======    =======    =======             ======

Total Return*.................................     37.56%     20.42%     16.55%             17.20%**
Net Assets at End of the Period (In
  millions)...................................    $  33.4    $  10.5    $   5.2             $  2.3
Ratio of Expenses to Average Net Assets*......       .85%       .85%       .85%              2.50%
Ratio of Net Investment Loss to Average Net
  Assets*.....................................      (.23%)     (.11%)     (.17%)            (1.45%)
Portfolio Turnover............................        91%       116%       102%                41%**

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets.......      1.23%      2.14%      3.28%              5.40%
Ratio of Net Investment Loss to Average Net
  Assets......................................      (.61%)    (1.40%)    (2.60%)            (4.35%)

** Non-Annualized

                                                                   Year Ended December 31,
            ENTERPRISE PORTFOLIO                   1998         1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....      $18.106      $16.262     $14.69      $12.39      $  14.57
                                                  -------      ------      ------      ------      --------

  Net Investment Income.....................         .069        .091        .113         .32           .25
  Net Realized and Unrealized Gain/Loss.....        4.441       4.734       3.417        4.22        (.7625)
                                                  -------      ------      ------      ------      --------

Total from Investment Operations............        4.510       4.825       3.530        4.54        (.5125)
                                                  -------      ------      ------      ------      --------

Less:

  Distributions from Net Investment
     Income.................................         .017        .096        .109       .3175           .25

  Distributions from Net Realized Gain......         .209       2.885       1.849      1.9225        1.4175
                                                  -------      ------      ------      ------      --------

Total Distributions.........................         .226       2.981       1.958        2.24        1.6675
                                                  -------      ------      ------      ------      --------

Net Asset Value, End of the Period..........      $22.390      $18.106     $16.262     $14.69      $  12.39
                                                  =======      ======      ======      ======      ========

Total Return*...............................       25.00%      30.66%      24.80%      36.98%        (3.39%)
Net Assets at End of the Period (In
  millions).................................      $ 123.6      $ 98.7      $ 84.8      $ 76.0      $   67.5
Ratio of Expenses to Average Net Assets*....         .60%        .60%        .60%        .60%          .60%
Ratio of Net Investment Income to Average
  Net Assets*...............................         .35%        .47%        .68%       2.06%         1.72%

Portfolio Turnover..........................          82%         82%        152%        145%          153%

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expense to Average Net Assets......          64%        .66%        .75%        .68%          .68%
Ratio of Net Investment Income to Average
  Net Assets................................         .31%        .41%        .53%       1.98%         1.64%

                                                                   Year Ended December 31,
            GOVERNMENT PORTFOLIO                    1998        1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....      $8.920      $8.666      $ 9.06      $ 8.28       $ 9.26
                                                   ------      ------      ------      ------       ------

  Net Investment Income......................        .520        .566        .569         .60          .56
  Net Realized and Unrealized Gain/Loss......        .244        .231       (.388)        .78        (.985)
                                                   ------      ------      ------      ------       ------

Total From Investment Operations.............        .764        .797        .181        1.38        (.425)

Less Distributions from and in Excess of Net
  Investment Income..........................        .090        .543        .575         .60         .555
                                                   ------      ------      ------      ------       ------

Net Asset Value, End of the Period...........      $9.594      $8.920      $8.666      $ 9.06       $ 8.28
                                                   ======      ======      ======      ======       ======

Total Return*................................       8.59%       9.61%       2.12%      17.17%       (4.63%)
Net Assets at End of the Period (In
  millions)..................................      $ 57.1      $ 52.6      $ 57.3      $ 67.0       $ 65.5
Ratio of Expenses to Average Net Assets*.....        .60%        .60%        .60%        .60%         .60%
Ratio of Net Investment Income to Average Net
  Assets*....................................       5.74%       6.51%       6.56%       6.89%        6.71%
Portfolio Turnover...........................        107%        119%        143%        164%         192%

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets......        .73%        .74%        .80%        .72%         .70%
Ratio of Net Investment Income to Average Net
  Assets.....................................       5.61%       6.37%       6.36%       6.77%        6.61%

                                                                                      December 23, 1996
                                                                                      (Commencement of
                                                    Year Ended December 31,       Investment Operations) to
          Growth and Income Portfolio               1998              1997            December 31, 1996
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......    $12.123           $ 9.970               $10.000
                                                   -------           -------               -------

  Net Investment Income........................       .120              .072                  .011
  Net Realized and Unrealized Gain/Loss........      2.254             2.309                 (.041)
                                                   -------           -------               -------

Total From Investment Operations...............      2.374             2.381                 (.030)
                                                   -------           -------               -------

Less:
  Distributions from Net Investment Income.....       .016              .065                   -0-
  Distributions from and in Excess of Net
     Realized Gain.............................        -0-              .163                   -0-
                                                   -------           -------               -------

Total Distributions............................       .016              .228                   -0-
                                                   -------           -------               -------

Net Asset Value, End of the Period.............    $14.481           $12.123               $ 9.970
                                                   =======           =======               =======

Total Return*..................................     19.61%            23.90%                 (.30%) **
Net Assets at End of the Period (In
  millions)....................................    $  32.2           $  11.7               $   0.5
Ratio of Expenses to Average Net Assets*.......       .75%              .75%                  .75%
Ratio of Net Investment Income to Average Net
  Assets*......................................      1.27%             1.19%                 4.47%
Portfolio Turnover.............................        70%               96%                    0%**

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets........      1.09%             1.63%                45.97%
Ratio of Net Investment Income/Loss to Average
  Net Assets...................................       .93%              .31%               (40.74%)

** Non-Annualized

                                                                   Year Ended December 31,
             MONEY MARKET PORTFOLIO                   1998       1997       1996       1995        1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........      $1.00      $1.00      $1.00      $1.00      $ 1.00
                                                      -----      -----      -----      -----      ------

  Net Investment Income.........................       .049       .049       .048      .0533       .0365

Less Distributions from Net Investment Income...       .049       .049       .048      .0533       .0365
                                                      -----      -----      -----      -----      ------

Net Asset Value, End of the Period..............      $1.00      $1.00      $1.00      $1.00      $ 1.00
                                                      =====      =====      =====      =====      ======

Total Return*...................................      5.02%      5.06%      4.89%      5.46%       3.71%
Net Assets at End of the Period (In millions)...      $26.7      $19.7      $19.6      $21.6      $ 28.5
Ratio of Expenses to Average Net Assets*........       .60%       .60%       .60%       .60%        .60%
Ratio of Net Investment Income to Average Net
  Assets*.......................................      4.88%      4.95%      4.78%      5.33%       3.63%

*If certain expenses had not been assumed by the
 Adviser, Total Return would have been lower and
 the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........       .99%       .98%      1.29%       .93%        .87%
Ratio of Net Investment Income to Average Net
  Assets........................................      4.49%      4.57%      4.10%      5.00%       3.37%

                                                                                         July 3, 1995
                                                                                       (Commencement of
                                                      Year Ended December 31,      Investment Operations) to
Morgan Stanley Real Estate Securities Portfolio     1998       1997       1996         December 31, 1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......    $15.846    $14.784    $ 10.74            $10.00
                                                   -------    -------    -------            ------

  Net Investment Income........................       .781       .464       .217               .20
  Net Realized and Unrealized Gain/Loss........     (2.597)     2.617      4.117             .6325
                                                   -------    -------    -------            ------

Total from Investment Operations...............     (1.816)     3.081      4.334             .8325
                                                   -------    -------    -------            ------

Less:

  Distributions from Net Investment Income.....       .025       .470       .199             .0925

  Distributions from Net Realized Gain.........       .246      1.549       .091               -0-
                                                   -------    -------    -------            ------

Total Distributions............................       .271      2.019       .290             .0925
                                                   -------    -------    -------            ------

Net Asset Value, End of the Period.............    $13.759    $15.846    $14.784            $10.74
                                                   =======    =======    =======            ======

Total Return*..................................    (11.62%)    21.47%     40.53%             8.35%**
Net Assets at End of the Period (In
  millions)....................................    $ 208.8    $ 299.4    $ 167.5            $  8.6
Ratio of Expenses to Average Net Assets*.......      1.08%      1.07%      1.10%             2.50%
Ratio of Net Investment Income to Average Net
  Assets*......................................      4.72%      3.42%      5.06%             3.75%
Portfolio Turnover.............................       110%       177%        84%               85%**

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets........        N/A        N/A      1.27%             2.90%
Ratio of Net Investment Income to Average Net
  Assets.......................................        N/A        N/A      4.89%             3.36%

** Non-Annualized

N/A = Not Applicable

                                                                                       November 3, 1997
                                                             Year Ended                (Commencement of
                                                            December 31,           Investment Operations) to
             Strategic Stock Portfolio                          1998                   December 31, 1997
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............          $10.245                       $10.000
                                                              -------                       -------

  Net Investment Income.............................             .113                          .027
  Net Realized and Unrealized Gain..................            1.586                          .218
                                                              -------                       -------

Total from Investment Operations....................            1.699                          .245

Less Distributions from Net Investment Income.......             .012                           -0-
                                                              -------                       -------

Net Asset Value, End of the Period..................          $11.932                       $10.245
                                                              =======                       =======

Total Return*.......................................           16.51%                         2.45%**
Net Assets at End of the Period (In millions).......          $  21.4                       $   2.5
Ratio of Expenses to Average Net Assets*............             .65%                          .61%
Ratio of Net Investment Income to Average Net
  Assets*...........................................            2.01%                         2.67%
Portfolio Turnover..................................              10%                            0%**

*If certain expenses had not been assumed by the
 Adviser, Total Return would have been lower and the
 ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............            1.25%                         2.59%
Ratio of Net Investment Income to Average Net
  Assets............................................            1.41%                          .68%

** Non-Annualized

                                  APPENDIX --
                                 DESCRIPTION OF
                               SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                     1. LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK

A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

                               1. LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com

                        VAN KAMPEN LIFE INVESTMENT TRUST
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                        VAN KAMPEN ASSET MANAGEMENT INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                    Investment Subadviser -- Morgan Stanley
                     Real Estate Securities Portfolios only

             MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 Avenue of the Americas
                               New York, NY 10020

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 218256
                           Kansas City, MO 64121-8256
                     Attn: Van Kampen Life Investment Trust

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713
                     Attn: Van Kampen Life Investment Trust

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                                   PROSPECTUS

                                 APRIL 30, 1999
                       as supplemented on OCTOBER 8, 1999

                 A Statement of Additional Information, which contains more details about the Trust and its Portfolios, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Portfolios in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolios' performance during their last fiscal year.

                 You can ask questions or obtain a free copy of the Portfolios' reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Portfolios' reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Trust and its
                 Portfolios, including the reports and
                 Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplication fee, by writing the Public Reference Section of the SEC, Washington DC, 20549-6009.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act File No. is 811-4424.       LIT GEN ASSET BLDR
                                                                       PRO 10/99